FIRST AMENDMENT TO RETAILER PROGRAM AGREEMENT (Sac Acquisition LLC) THIS FIRST AMENDMENT TO RETAILER PROGRAM AGREEMENT (this "Amendment") is made as of September 1, 2014 (the "Amendment Effective Date"), and amends that certain Retailer Program Agreement, made as of April I, 2013 (as amended, modified and supplemented from time to time, the "Agreement"), by and between Synchrony Bank, formerly known as, GE Capital Retail Bank ("Bank"), and Sac Acquisition LLC, dba LoveSac Alternative Furniture Co. and Love Sac (collectively, "Retailer"). Capitalized terms used herein and not otherwise defined have the meanings given them in the Agreement. WHEREAS, Bank and Retailer desire to amend the Agreement as set forth herein; NOW, THEREFORE, in consideration of the mutual promises and subject to the terms and conditions hereinafter set forth, the parties hereby agree as follows: I. AMENDMENTS TO THE AGREEMENT 1.1 References to GE Capital Retail Bank. All references to "GE Capital Retail Bank" are replaced with references to "Synchrony Bank." 1.2 Amendment to Section 3(c). Section 3(c) is hereby deleted and replaced with the following: [***] In addition, if Bank subsequently determines that Retailer's financial condition has deteriorated, if Retailer breaches this Agreement, or if Bank experiences an increase in volume, or materially adverse change in the nature, of disputes and/or chargebacks, returns or credits relating to charges submitted by Retailer (based on Bank's experience with Retailer and/or other retailers), then Bank may withhold from the settlement payments otherwise due Retailer such further amounts as Bank deems necessary to increase the Reserve Account to a level commensurate with Bank's added exposure from such increases or changes. Bank shall be the sole owner of the Reserve Account (if any), CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS AGREEMENT HAS BEEN OMITTED BY MEANS OF REDACTING A PORTION OF THE TEXT AND REPLACING IT WITH [***], PURSUANT TO REGULATION S-K ITEM 601(B) OF THE SECURITIES ACT OF 1933, AS AMENDED. CERTAIN CONFIDENTIAL INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS: (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. Exhibit 10.28

and may (but need not) debit the Reserve Account from time to time to satisfy any amounts owed by Retailer to Bank. However, Bank will return to Retailer any amounts remaining in the Reserve Account no later than one year after termination of Retailer's participation in the Program (the "Final Liquidation Date"). 1.3 Amendment to Section 4(b). The definition of Credit Review Point in Section 4(b) is hereby deleted in its entirety and replaced with the following: [***] 1.4 Amendment to Section 15(b)(v). Section 15(b)(v) is hereby deleted in its entirety and replaced with the following: (v) Bank shall have the right to terminate this Agreement upon not less than sixty (60) days' prior written notice if (i) Bank determines that the Program does not qualify (or if Bank reasonably determines that there is a material risk that the Program will not qualify) as an "open-end" credit facility under Regulation Z, 12 C.F.R. 1026.2(a)(20), or (ii) at any time there is a Change in Law, whether or not such change has gone into effect, and Bank reasonably determines that such change has had, or is reasonably likely to have, a material adverse effect on Bank's rights or obligations under the Program, or the economic benefit of the Program to Bank, provided that Bank has first sought to engage Retailer in a good faith renegotiation of the terms of this Agreement and the parties have not agreed within sixty (60) days on modifications sufficient to prevent a material adverse effect on Bank's rights or obligations under the Program or the economic benefit of the Program to Bank. As used in this Section l 5(b ), "Change in Law" means a change in any applicable law, applicable to Bank or to the credit extended under the Program. 1.5 Amendment to Section 18(a). Section 18(a) is hereby deleted and replaced with the following: (a) Assignability. Retailer may not assign this Agreement, or its rights or obligations hereunder without the prior written consent of Bank. Bank may, without Retailer's consent, assign this Agreement to an affiliate or to any entity that acquires the portion of Bank's business that operates the Program, or transfer or securitize all or any portion of the Accounts or any related rights or interests therein. Bank may also use subcontractors to perform obligations of Bank hereunder, but any such subcontracting will not relieve Bank of its obligations to Retailer hereunder. 1.6 Amendment to Section 18(g). Section 18(g) is hereby deleted and replaced with the following: (g) Compliance Obligations. (i) Access; Cooperation. Retailer will permit Bank, and hereby authorizes Bank, to audit and monitor the administration and promotion of the Program through anonymous requests to open or utilize credit card accounts under the Program and by 2